Exhibit 99.2

FREDDIE MAC THIRD QUARTER 2009 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

Table	GAAP Financial Statements	Page

	Consolidated Statements of Operations	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Equity (Deficit)	4

	GAAP Financial Results

1A	Net Interest Yield Analysis	5
1B	Net Interest Income	6
2	Non-Interest Income (Loss)	7
3	Management and Guarantee Income & Related Information	8
4	Derivatives Not in Hedge Accounting Relationships	9
5	Non-Interest Expense	10
6	Credit Quality Indicators	11
7	Single-Family Non-Credit-Enhanced Delinquency and Foreclosure Activity by Region	12
8	Real Estate Owned (REO) Activity	13

FREDDIE MAC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
Line:		2009	2008	2009	2008
		(dollars in millions, except
		share-related amounts)
	Interest income
1	Investments in securities	$8,080	$8,718	$25,574	$25,767
2	Mortgage loans	1,740	1,361	5,041	3,924
3	Other	45	390	214	894

4	Total interest income	9,865	10,469	30,829	30,585

	Interest expense
5	Short-term debt	(333)	(1,468)	(2,026)	(5,149)
6	Long-term debt	(4,792)	(6,795)	(15,367)	(20,231)

7	Total interest expense	(5,125)	(8,263)	(17,393)	(25,380)
8	Expense related to derivatives	(278)	(362)	(860)	(1,034)

9	Net interest income	4,462	1,844	12,576	4,171

	Non-interest income (loss)
10	Management and guarantee income (includes interest on guarantee asset of $235, $299, $735 and $757, respectively)	800	832	2,290	2,378
11	Gains (losses) on guarantee asset	580	(1,722)	2,241	(2,002)
12	Income on guarantee obligation	814	783	2,685	2,721
13	Derivative gains (losses)	(3,775)	(3,080)	(1,233)	(3,210)
	Gains (losses) on investments:
		Impairment-related:
14	Total other-than-temporary impairment of available-for-sale securities	(4,199)	(9,106)	(21,802)	(10,217)
15	Portion of other-than-temporary impairment recognized in AOCI	3,012	—	11,272	—

16	Net impairment of available-for-sale securities recognized in earnings	(1,187)	(9,106)	(10,530)	(10,217)
17	Other gains (losses) on investments	2,605	(641)	5,588	(1,638)

18	Total gains (losses) on investments	1,418	(9,747)	(4,942)	(11,855)
19	Gains (losses) on debt recorded at fair value	(238)	1,500	(568)	684
20	Gains (losses) on debt retirement	(215)	36	(475)	312
21	Recoveries on loans impaired upon purchase	109	91	229	438
22	Low-income housing tax credit partnerships	(479)	(121)	(752)	(346)
23	Trust management income (expense)	(155)	4	(600)	(12)
24	Other income	59	21	170	159

25	Non-interest income (loss)	(1,082)	(11,403)	(955)	(10,733)

	Non-interest expense
26	Salaries and employee benefits	(230)	(133)	(658)	(605)
27	Professional services	(91)	(61)	(215)	(188)
28	Occupancy expense	(16)	(16)	(49)	(49)
29	Other administrative expenses	(96)	(98)	(266)	(267)

30	Total administrative expenses	(433)	(308)	(1,188)	(1,109)
31	Provision for credit losses	(7,577)	(5,702)	(21,567)	(9,479)
32	Real estate owned operations income (expense)	96	(333)	(219)	(806)
33	Losses on loans purchased	(531)	(252)	(3,742)	(423)
34	Securities administrator loss on investment activity	—	(1,082)	—	(1,082)
35	Other expenses	(97)	(89)	(272)	(284)

36	Non-interest expense	(8,542)	(7,766)	(26,988)	(13,183)

37	Income (loss) before income tax benefit (expense)	(5,162)	(17,325)	(15,367)	(19,745)
38	Income tax benefit (expense)	149	(7,970)	1,270	(6,518)

39	Net (loss)	$(5,013)	$(25,295)	$(14,097)	$(26,263)
40	Less: Net (income) loss attributable to noncontrolling interest	1	—	2	(4)

41	Net (loss) attributable to Freddie Mac	$(5,012)	$(25,295)	$(14,095)	$(26,267)

42	Preferred stock dividends	(1,293)	(6)	(2,813)	(509)
43	Amount allocated to participating security option holders	—	—	—	(1)

44	Net loss attributable to common stockholders	$(6,305)	$(25,301)	$(16,908)	$(26,777)

	Loss per common share:
45	Basic	$(1.94)	$(19.44)	$(5.20)	$(30.90)
46	Diluted	$(1.94)	$(19.44)	$(5.20)	$(30.90)
	Weighted average common shares outstanding (in thousands):
47	Basic	3,253,172	1,301,430	3,254,261	866,472
48	Diluted	3,253,172	1,301,430	3,254,261	866,472
49	Dividends per common share	$—	$—	$—	$0.50

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS
(unaudited)

		September 30,	December 31,
Line:		2009	2008
		(dollars in millions, except
		share-related amounts)
	Assets
1	Cash and cash equivalents	$55,620	$45,326
2	Restricted cash	1,698	953
3	Federal funds sold and securities purchased under agreements to resell	9,550	10,150
	Investments in securities:
4	Available-for-sale, at fair value (includes $11,594 and $21,302, respectively, pledged as collateral that may be repledged)	402,774	458,898
5	Trading, at fair value	235,859	190,361

6	Total investments in securities	638,633	649,259
	Mortgage loans:
7	Held-for-sale, at lower-of-cost-or-fair-value (except $1,572 and $401 at fair value, respectively)	12,801	16,247
8	Held-for-investment, at amortized cost (net of allowances for loan losses of $974 and $690, respectively)	109,990	91,344

9	Total mortgage loans, net	122,791	107,591
10	Accounts and other receivables, net	6,070	6,337
11	Derivative assets, net	162	955
12	Guarantee asset, at fair value	8,722	4,847
13	Real estate owned, net	4,234	3,255
14	Deferred tax assets, net	12,443	15,351
15	Low-income housing tax credit partnerships equity investments	3,402	4,145
16	Other assets	3,276	2,794

17	Total assets	$866,601	$850,963

	Liabilities and equity (deficit)
	Liabilities
18	Accrued interest payable	$4,341	$6,504
	Debt, net:
19	Short-term debt (includes $6,421 and $1,638 at fair value, respectively)	365,414	435,114
20	Long-term debt (includes $2,661 and $11,740 at fair value, respectively)	438,367	407,907

21	Total debt, net	803,781	843,021
22	Guarantee obligation	12,215	12,098
23	Derivative liabilities, net	949	2,277
24	Reserve for guarantee losses on Participation Certificates	28,604	14,928
25	Other liabilities	6,305	2,769

26	Total liabilities	856,195	881,597

27	Commitments and contingencies
	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
28	Senior preferred stock, at redemption value	51,700	14,800
29	Preferred stock, at redemption value	14,109	14,109
30	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 648,335,201 shares and 647,260,293 shares outstanding, respectively	—	—
31	Additional paid-in capital	50	19
32	Retained earnings (accumulated deficit)	(25,171)	(23,191)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
33	Available-for-sale securities (includes $17,837, net of taxes, of other-than-temporary impairments at September 30, 2009)	(23,108)	(28,510)
34	Cash flow hedge relationships	(3,084)	(3,678)
35	Defined benefit plans	(163)	(169)

36	Total AOCI, net of taxes	(26,355)	(32,357)
37	Treasury stock, at cost, 77,528,685 shares and 78,603,593 shares, respectively	(4,022)	(4,111)

38	Total Freddie Mac stockholders’ equity (deficit)	10,311	(30,731)
39	Noncontrolling interest	95	97

40	Total equity (deficit)	10,406	(30,634)

41	Total liabilities and equity (deficit)	$866,601	$850,963

FREDDIE MAC
CONSOLIDATED STATEMENTS OF EQUITY (DEFICIT)
(unaudited)

		Nine Months Ended September 30,
		2009		2008
Line:		Shares	Amount	Shares	Amount
		(in millions)
	Senior preferred stock, at redemption value
1	Balance, beginning of year	1	$14,800	—	$—
2	Senior preferred stock issuance	—	—	1	1,000
3	Increase in liquidation preference	—	36,900	—	—

4	Senior preferred stock, end of period	1	51,700	1	1,000

	Preferred stock, at redemption value
5	Balance, beginning of year	464	14,109	464	14,109

6	Preferred stock, end of period	464	14,109	464	14,109

	Common stock, at par value
7	Balance, beginning of year	726	—	726	152
8	Adjustment to par value	—	—	—	(152)

9	Common stock, end of period	726	—	726	—

	Additional paid-in capital
10	Balance, beginning of year		19		871
11	Stock-based compensation		49		60
12	Income tax benefit from stock-based compensation		7		(13)
13	Common stock issuances		(88)		(60)
14	Real Estate Investment Trust preferred stock repurchase		—		4
15	Adjustment to common stock par value		—		152
16	Common stock warrant issuance		—		2,304
17	Commitment from the U.S. Department of the Treasury		—		(3,304)
18	Transfer from retained earnings (accumulated deficit)		63		—

19	Additional paid-in capital, end of period		50		14

	Retained earnings (accumulated deficit)
20	Balance, beginning of year		(23,191)		26,909
21	Cumulative effect of change in accounting principle, net of taxes		—		1,023

22	Balance, beginning of year, as adjusted		(23,191)		27,932
23	Cumulative effect of change in accounting principle, net of taxes		14,996		—
24	Net loss attributable to Freddie Mac		(14,095)		(26,267)
25	Senior preferred stock dividends declared		(2,813)		—
26	Preferred stock dividends declared		—		(503)
27	Common stock dividends declared		—		(323)
28	Dividend equivalent payments on expired stock options		(5)		(6)
29	Transfer to additional paid-in capital		(63)		—

30	Retained earnings (accumulated deficit), end of period		(25,171)		833

	AOCI, net of taxes
31	Balance, beginning of year		(32,357)		(11,143)
32	Cumulative effect of change in accounting principle, net of taxes		—		(850)

33	Balance, beginning of year, as adjusted		(32,357)		(11,993)
34	Cumulative effect of change in accounting principle, net of taxes		(9,931)		—
35	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		15,333		(14,143)
36	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		594		501
37	Changes in defined benefit plans		6		1

38	AOCI, net of taxes, end of period		(26,355)		(25,634)

	Treasury stock, at cost
39	Balance, beginning of year	79	(4,111)	80	(4,174)
40	Common stock issuances	(1)	89	(1)	57

41	Treasury stock, end of period	78	(4,022)	79	(4,117)

	Noncontrolling interest
42	Balance, beginning of year		97		181
43	Net income (loss) attributable to noncontrolling interest		(2)		4
44	Real Estate Investment Trust preferred stock repurchase		—		(82)
45	Dividends and other		—		(6)

46	Noncontrolling interest, end of period		95		97

47	Total equity (deficit)		$10,406		$(13,698)

	Comprehensive income (loss)
48	Net loss		$(14,097)		$(26,263)
49	Changes in other comprehensive income (loss), net of taxes, net of reclassification adjustments		15,933		(13,641)

50	Comprehensive income (loss)		1,836		(39,904)
51	Less: Comprehensive (income) loss attributable to noncontrolling interest		2		(4)

52	Total comprehensive income (loss) attributable to Freddie Mac		$1,838		$(39,908)

FREDDIE MAC
NET INTEREST YIELD ANALYSIS
TABLE 1A
(unaudited)
(dollars in millions)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009
	Net Interest Income:

1	Net interest income	$798	$1,529	$1,844	$2,625	$3,859	$4,255	$4,462	$4,171	$12,576
2	Fully taxable-equivalent adjustments(1)	107	105	98	94	102	99	95	310	296

3	Net interest income (fully taxable-equivalent basis)	$905	$1,634	$1,942	$2,719	$3,961	$4,354	$4,557	$4,481	$12,872

	Average Balances:

4	Mortgage loans(2)	$84,291	$89,813	$95,174	$105,316	$118,555	$127,863	$129,721	$89,760	$125,379
5	Mortgage-related securities(3)	628,721	664,727	676,197	677,379	698,464	702,693	663,744	656,548	688,301

6	Total mortgage-related investments portfolio	713,012	754,540	771,371	782,695	817,019	830,556	793,465	746,308	813,680
7	Non-mortgage-related securities(3)	30,565	26,935	11,658	9,869	11,197	16,594	19,282	23,053	15,691
8	Cash and cash equivalents	8,891	27,126	35,735	40,799	49,932	57,401	48,403	23,917	51,912
9	Federal funds sold and securities purchased under agreements to resell	14,435	20,660	29,379	27,599	33,605	29,542	29,256	21,491	30,801

10	Total interest-earning assets	766,903	829,261	848,143	860,962	911,753	934,093	890,406	814,769	912,084
11	Short-term debt	204,650	240,119	241,150	292,357	362,566	293,475	256,324	228,640	304,122
12	Long-term debt	538,295	569,443	589,377	547,931	521,151	582,998	570,863	565,705	558,337

13	Total interest-bearing liabilities	742,945	809,562	830,527	840,288	883,717	876,473	827,187	794,345	862,459
14	Net non-interest-bearing funding	23,958	19,699	17,616	20,674	28,036	57,620	63,219	20,424	49,625

15	Total funding of interest-earning assets	$766,903	$829,261	$848,143	$860,962	$911,753	$934,093	$890,406	$814,769	$912,084

	Yield/Cost:

16	Mortgage loans	5.90%	5.88%	5.72%	5.49%	5.33%	5.38%	5.37%	5.83%	5.36%
17	Mortgage-related securities	5.17	5.04	5.08	5.41	5.02	4.69	4.78	5.10	4.83
18	Total mortgage-related investments portfolio	5.26	5.14	5.16	5.42	5.06	4.79	4.88	5.19	4.91
19	Non-mortgage-related securities	4.10	3.31	4.40	5.67	7.53	6.96	2.99	3.84	5.47
20	Cash and cash equivalents	3.90	2.60	2.51	1.17	0.61	0.42	0.28	2.72	0.44
21	Federal funds sold and securities purchased under agreements to resell	3.31	2.29	2.18	0.36	0.22	0.17	0.15	2.47	0.18
22	Yield on total interest-earning assets	5.16	4.93	4.93	5.06	4.67	4.42	4.43	5.00	4.51
23	Short-term debt	(3.95)	(2.70)	(2.38)	(2.21)	(1.24)	(0.77)	(0.51)	(2.96)	(0.88)
24	Long-term debt	(4.99)	(4.71)	(4.60)	(4.59)	(4.12)	(3.57)	(3.35)	(4.76)	(3.67)
25	Cost of interest-bearing liabilities	(4.70)	(4.11)	(3.96)	(3.76)	(2.94)	(2.63)	(2.48)	(4.24)	(2.68)
26	Expense related to derivatives	(0.18)	(0.17)	(0.18)	(0.15)	(0.13)	(0.13)	(0.13)	(0.17)	(0.13)
27	Impact of net non-interest-bearing funding	0.15	0.10	0.09	0.09	0.09	0.17	0.19	0.11	0.15
28	Total funding of interest-earning assets	(4.73)	(4.18)	(4.05)	(3.82)	(2.98)	(2.59)	(2.42)	(4.30)	(2.66)
29	Net interest yield	0.43	0.75	0.88	1.24	1.69	1.83	2.01	0.70	1.85
30	Fully taxable-equivalent adjustments(1)	0.05	0.05	0.05	0.04	0.05	0.04	0.04	0.05	0.04
31	Net interest yield (fully taxable-equivalent basis)	0.48%	0.80%	0.93%	1.28%	1.74%	1.87%	2.05%	0.75%	1.89%

(1)	The determination of net interest income/yield (fully taxable-equivalent basis), which reflects fully taxable-equivalent adjustments to interest income, involves the conversion of tax-exempt sources of interest income to the equivalent amounts of interest income that would be necessary to derive the same net return if the investments had been subject to income taxes using our federal statutory tax rate of 35%.
(2)	Non-performing loans, where interest income is recognized when collected, are included in average balances.
(3)	For securities, we calculate average balances based on their unpaid principal balance plus their associated deferred fees and costs (e.g., premiums and discounts), but exclude the effects of mark-to-fair-value changes.

FREDDIE MAC
NET INTEREST INCOME
TABLE 1B
(unaudited)
(dollars in millions)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009
	Net Interest Income:
1	Contractual amounts of net interest income	$1,511	$2,267	$2,529	$2,694	$4,046	$4,874	$4,990	$6,307	$13,910
	Amortization income (expense), net:(1)
2	Accretion of impairments on available-for-sale securities(2)	—	—	81	470	715	253	114	81	1,082
3	Asset-related amortization	(58)	(90)	(135)	24	(385)	(391)	(173)	(283)	(949)
4	Long-term debt-related amortization	(326)	(305)	(269)	(248)	(217)	(199)	(191)	(900)	(607)

5	Total amortization income (expense), net	(384)	(395)	(323)	246	113	(337)	(250)	(1,102)	(474)
	Expense related to derivatives:
6	Amortization of deferred balances in AOCI(3)	(327)	(307)	(308)	(315)	(300)	(282)	(278)	(942)	(860)
	Accrual of periodic settlements of derivatives:(4)
7	Pay-fixed swaps	(2)	(36)	(54)	—	—	—	—	(92)	—

8	Total accrual of periodic settlements of derivatives	(2)	(36)	(54)	—	—	—	—	(92)	—

9	Total expense related to derivatives	(329)	(343)	(362)	(315)	(300)	(282)	(278)	(1,034)	(860)

10	Net interest income	798	1,529	1,844	2,625	3,859	4,255	4,462	4,171	12,576
11	Fully taxable-equivalent adjustments	107	105	98	94	102	99	95	310	296

12	Net interest income (fully taxable-equivalent basis)	$905	$1,634	$1,942	$2,719	$3,961	$4,354	$4,557	$4,481	$12,872

(1)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(2)	The portion of the impairment charges recognized in earnings expected to be recovered is recognized as net interest income.
(3)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt and mortgage purchase transactions affect earnings.
(4)	Reflects the accrual of periodic cash settlements of all derivatives in qualifying hedge accounting relationships.

FREDDIE MAC
NON-INTEREST INCOME (LOSS)
TABLE 2
(unaudited)
(dollars in millions)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009

	Non-Interest Income (Loss):

1	Management and guarantee income	$789	$757	$832	$992	$780	$710	$800	$2,378	$2,290
2	Gains (losses) on guarantee asset	(1,394)	1,114	(1,722)	(5,089)	(156)	1,817	580	(2,002)	2,241
3	Income on guarantee obligation	1,169	769	783	2,105	910	961	814	2,721	2,685
	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):(1)
4	Foreign-currency swaps gains (losses)	1,237	(48)	(1,578)	(195)	(573)	583	238	(389)	248
5	Receive-fixed swaps — foreign-currency denominated gains (losses)	193	(490)	228	558	187	(63)	(2)	(69)	122
6	U.S. dollar denominated derivatives gains (losses)	(1,330)	1,020	(1,448)	(11,806)	1,302	2,688	(2,880)	(1,758)	1,110
7	Accrual of periodic settlements	(345)	(367)	(282)	(301)	(735)	(847)	(1,131)	(994)	(2,713)

8	Total derivative gains (losses)	(245)	115	(3,080)	(11,744)	181	2,361	(3,775)	(3,210)	(1,233)
	Gains (losses) on investments:
9	Gains (losses) on trading securities	971	(2,279)	(932)	3,195	2,131	622	2,211	(2,240)	4,964
10	Gains (losses) on sale of mortgage loans	71	(5)	31	20	151	143	282	97	576
11	Gains (losses) on sale of available-for-sale securities	215	38	287	6	51	205	473	540	729
	Impairment-related(2):
12	Total other-than-temporary impairment of available-for-sale securities	(71)	(1,040)	(9,106)	(7,465)	(7,130)	(10,473)	(4,199)	(10,217)	(21,802)
13	Portion of other-than-temporary impairment recognized in AOCI	—	—	—	—	—	8,260	3,012	—	11,272

14	Net impairment of available-for-sale securities recognized in earnings	(71)	(1,040)	(9,106)	(7,465)	(7,130)	(2,213)	(1,187)	(10,217)	(10,530)
15	Lower-of-cost-or-fair-value adjustments	33	(41)	(20)	(2)	(129)	(102)	(360)	(28)	(591)
16	Gains (losses) on mortgage loans elected at fair value	—	—	(7)	(7)	(18)	(71)	(1)	(7)	(90)

17	Total gains (losses) on investments	1,219	(3,327)	(9,747)	(4,253)	(4,944)	(1,416)	1,418	(11,855)	(4,942)
	Gains (losses) on debt recorded at fair value:(1)
18	Translation gains (losses)	(1,214)	88	1,665	171	580	(655)	(240)	539	(315)
19	Market value adjustments	(171)	481	(165)	(449)	(113)	(142)	2	145	(253)

20	Total gains (losses) on debt recorded at fair value	(1,385)	569	1,500	(278)	467	(797)	(238)	684	(568)

21	Gains (losses) on debt retirement	305	(29)	36	(103)	(104)	(156)	(215)	312	(475)
22	Recoveries on loans impaired upon purchase	226	121	91	57	50	70	109	438	229
23	Low-income housing tax credit partnerships	(117)	(108)	(121)	(107)	(106)	(167)	(479)	(346)	(752)
24	Trust management income (expense)	3	(19)	4	(58)	(207)	(238)	(155)	(12)	(600)
25	Other income	44	94	21	36	41	70	59	159	170

26	Total non-interest income (loss)	$614	$56	$(11,403)	$(18,442)	$(3,088)	$3,215	$(1,082)	$(10,733)	$(955)

(1)	On January 1, 2008 we adopted the accounting standards on the fair value option for financial assets and financial liabilities (FASB ASC 825-10-15-4). We initially elected the fair value option for our foreign-currency denominated debt. Due to this election, foreign currency exposure is a component of gains (losses) on debt recorded at fair value. We use a combination of foreign-currency swaps and foreign-currency denominated receive-fixed swaps to hedge the changes in fair value of our foreign-currency denominated debt related to fluctuations in exchange rates and interest rates.
(2)	We adopted an amendment to the accounting standards for investments in debt and equity securities (FASB ASC 320-10-65-1) effective April 1, 2009. See “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — Change in Accounting Principles” to our consolidated financial statements for further information.

FREDDIE MAC
MANAGEMENT AND GUARANTEE INCOME & RELATED INFORMATION
TABLE 3
(unaudited)
(dollars in millions)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009
	Management and Guarantee Income:
1	Contractual management and guarantee fees	$757	$778	$796	$793	$782	$776	$765	$2,331	$2,323
2	Amortization of deferred fees included in other liabilities(1)	32	(21)	36	199	(2)	(66)	35	47	(33)

3	Total management and guarantee income	$789	$757	$832	$992	$780	$710	$800	$2,378	$2,290

4	Contractual management and guarantee fees	17.4 bp	17.5 bp	17.6 bp	17.5 bp	17.4 bp	17.3 bp	16.8 bp	17.5 bp	17.2 bp
5	Amortization of deferred fees included in other liabilities	0.8	(0.5)	0.8	4.4	0.0	(1.5)	0.8	0.4	(0.3)

6	Total management and guarantee income	18.2 bp	17.0 bp	18.4 bp	21.9 bp	17.4 bp	15.8 bp	17.6 bp	17.9 bp	16.9 bp

7	Unamortized balance of deferred fees included in other liabilities, at period end(1)	$379	$403	$371	$176	$181	$250	$218	$371	$218

	Gains (Losses) on Guarantee Asset:
8	Contractual management and guarantee fees	$(689)	$(720)	$(730)	$(732)	$(733)	$(731)	$(729)	$(2,139)	$(2,193)
9	Portion attributable to imputed interest income	215	243	299	364	249	251	235	757	735

10	Return of investment on guarantee asset	(474)	(477)	(431)	(368)	(484)	(480)	(494)	(1,382)	(1,458)
11	Change in fair value of future management and guarantee fees	(920)	1,591	(1,291)	(4,721)	328	2,297	1,074	(620)	3,699

12	Gains (losses) on guarantee asset	$(1,394)	$1,114	$(1,722)	$(5,089)	$(156)	$1,817	$580	$(2,002)	$2,241

	Changes in Guarantee Asset:
13	Beginning balance	$9,591	$9,134	$11,019	$9,679	$4,847	$5,026	$7,576	$9,591	$4,847
14	Additions, net	937	858	382	262	339	741	566	2,177	1,646
15	Other	—	(87)	—	(5)	(4)	(8)	—	(87)	(12)
16	Gains (losses) on guarantee asset	(1,394)	1,114	(1,722)	(5,089)	(156)	1,817	580	(2,002)	2,241

17	Ending balance	$9,134	$11,019	$9,679	$4,847	$5,026	$7,576	$8,722	$9,679	$8,722

	Changes in Guarantee Obligation:
18	Beginning balance	$13,712	$13,669	$14,022	$13,874	$12,098	$11,759	$11,956	$13,712	$12,098
19	Deferred guarantee income of newly-issued guarantees	1,132	1,255	638	341	584	1,177	1,075	3,025	2,836
20	Other(2)	(6)	(133)	(3)	(12)	(13)	(19)	(2)	(142)	(34)
21	Income on guarantee obligation	(1,169)	(769)	(783)	(2,105)	(910)	(961)	(814)	(2,721)	(2,685)

22	Ending balance	$13,669	$14,022	$13,874	$12,098	$11,759	$11,956	$12,215	$13,874	$12,215

(1)	Amortization of deferred fees for guarantees issued after 2002 is recorded in income on guarantee obligation.
(2)	Represents (a) portions of the guarantee obligation that correspond to incurred credit losses reclassified to reserve for guarantee losses on PCs, and (b) reductions associated with the extinguishment of our previously issued long-term credit guarantees.

FREDDIE MAC
DERIVATIVES NOT IN HEDGE ACCOUNTING RELATIONSHIPS
TABLE 4
(unaudited)
(dollars in millions)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009
	Derivative Gains (Losses):
	Interest rate swaps:
	Receive-fixed swaps
1	Foreign-currency denominated	$193	$(490)	$228	$558	$187	$(63)	$(2)	$(69)	$122
2	U.S. dollar denominated	9,503	(7,204)	2,101	25,332	(1,803)	(10,187)	4,539	4,400	(7,451)

3	Total receive-fixed swaps	9,696	(7,694)	2,329	25,890	(1,616)	(10,250)	4,537	4,331	(7,329)
4	Pay-fixed swaps	(15,133)	11,259	(5,296)	(49,125)	6,705	18,524	(8,223)	(9,170)	17,006
5	Basis (floating to floating)	2	(23)	(54)	184	1	(116)	(59)	(75)	(174)

6	Total interest rate swaps	(5,435)	3,542	(3,021)	(23,051)	5,090	8,158	(3,745)	(4,914)	9,503
	Option-based:
	Call swaptions
7	Purchased	3,240	(2,542)	1,824	14,720	(3,387)	(5,910)	2,285	2,522	(7,012)
8	Written	(6)	27	(7)	—	117	94	(59)	14	152
	Put swaptions
9	Purchased	(125)	72	22	(1,064)	45	1,002	(1,087)	(31)	(40)
10	Written	3	(93)	154	92	13	(370)	107	64	(250)
11	Other option-based derivatives(1)	24	(88)	95	732	25	(240)	13	31	(202)

12	Total option-based	3,136	(2,624)	2,088	14,480	(3,187)	(5,424)	1,259	2,600	(7,352)
13	Futures	647	(154)	(534)	(2,033)	28	(252)	(11)	(41)	(235)
14	Foreign-currency swaps(2)	1,237	(48)	(1,578)	(195)	(573)	583	238	(389)	248
15	Forward purchase and sale commitments	511	(243)	280	(660)	(412)	140	(385)	548	(657)
16	Credit derivatives	4	10	(2)	15	1	(6)	—	12	(5)
17	Swap guarantee derivatives	—	(1)	(4)	1	(31)	9	—	(5)	(22)
18	Other(3)	—	—	(27)	—	—	—	—	(27)	—

19	Subtotal	100	482	(2,798)	(11,443)	916	3,208	(2,644)	(2,216)	1,480
	Accrual of periodic settlements:
20	Receive-fixed interest rate swaps(4)	73	648	753	454	1,088	1,380	1,684	1,474	4,152
21	Pay-fixed interest rate swaps	(477)	(1,118)	(1,128)	(759)	(1,942)	(2,269)	(2,847)	(2,723)	(7,058)
22	Foreign-currency swaps	57	101	105	56	49	22	10	263	81
23	Other	2	2	(12)	(52)	70	20	22	(8)	112

24	Total accrual of periodic settlements	(345)	(367)	(282)	(301)	(735)	(847)	(1,131)	(994)	(2,713)

25	Total	$(245)	$115	$(3,080)	$(11,744)	$181	$2,361	$(3,775)	$(3,210)	$(1,233)

(1)	Primarily represents purchased interest rate caps and floors, purchased put options on agency mortgage-related securities, as well as certain written options, including guarantees of stated final maturity of issued Structured Securities and written call options on agency mortgage-related securities.
(2)	Foreign-currency swaps are defined as swaps in which the net settlement is based on one leg calculated in a foreign-currency and the other leg calculated in U.S. dollars.
(3)	Relates to the bankruptcy of Lehman Brothers Holdings, Inc. for both the three and nine months ended September 30, 2008.
(4)	Includes imputed interest on zero-coupon swaps.

FREDDIE MAC
NON-INTEREST EXPENSE
TABLE 5
(unaudited)
(dollars in millions)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits(1)	$231	$241	$133	$223	$207	$221	$230	$605	$658
2	Professional services	72	55	61	74	60	64	91	188	215
3	Occupancy expense	15	18	16	18	18	15	16	49	49
4	Other administrative expenses	79	90	98	81	87	83	96	267	266

5	Total administrative expenses	397	404	308	396	372	383	433	1,109	1,188

6	Provision for credit losses	1,240	2,537	5,702	6,953	8,791	5,199	7,577	9,479	21,567
7	Real estate owned, or REO, operations (income) expense	208	265	333	291	306	9	(96)	806	219
8	Losses on loans purchased	51	120	252	1,211	2,012	1,199	531	423	3,742
9	Securities administrator loss on investment activity(2)	—	—	1,082	—	—	—	—	1,082	—
10	Other expenses	87	108	89	151	78	97	97	284	272

11	Total non-interest expense	$1,983	$3,434	$7,766	$9,002	$11,559	$6,887	$8,542	$13,183	$26,988

(1)	In the third quarter of 2008, we partially reversed our short-term performance compensation that had been previously accrued. Thereafter, we incurred short-term compensation at a reduced rate.
(2)	In accordance with PC trust agreements, we manage the funds of the securitization trusts created for administration of remittances on our PCs. To the extent there is an investment loss related to these funds, we, as the administrator, make up the shortfall. We recognized losses during the third quarter of 2008 on loans made to Lehman Brothers Holdings, Inc., on the trusts’ behalf.

FREDDIE MAC
CREDIT QUALITY INDICATORS
TABLE 6
(unaudited)
(dollars in millions)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009

	Credit Enhancements:

1	Credit-enhanced percentage of new business purchases	25%	19%	23%	16%	8%	6%	7%	22%	7%
2	Credit-enhanced percentage of total mortgage portfolio(1) (period end)	17%	18%	18%	18%	17%	17%	16%	18%	16%

	Delinquencies (at period end):(2)(3)

	Single-family:
	Non-credit-enhanced portfolio
3	Delinquency rate	0.54%	0.67%	0.87%	1.26%	1.73%	2.13%	2.57%	0.87%	2.57%
4	Total number of delinquent loans	54,923	68,080	88,786	127,569	174,350	215,078	261,612	88,786	261,612
	Credit-enhanced portfolio
5	Delinquency rate	1.81%	2.10%	2.75%	3.79%	4.85%	5.82%	6.98%	2.75%	6.98%
6	Total number of delinquent loans	39,942	47,216	62,729	85,719	107,427	125,257	147,637	62,729	147,637
	Total single-family portfolio
7	Delinquency rate	0.77%	0.93%	1.22%	1.72%	2.29%	2.78%	3.33%	1.22%	3.33%
8	Total number of delinquent loans	94,865	115,296	151,515	213,288	281,777	340,335	409,249	151,515	409,249
	Multifamily:
9	Delinquency rate	0.01%	0.04%	0.01%	0.01%	0.09%	0.11%	0.11%	0.01%	0.11%
10	Net carrying value of delinquent loans	$7	$34	$12	$12	$81	$102	$104	$12	$104

	Foreclosure alternatives(3)(4) (number of units):

11	Repayment plans	12,387	10,691	10,270	8,714	10,459	7,409	7,728	33,348	25,596
12	Loan modifications(5)	4,246	4,687	8,456	17,695	24,623	15,603	9,013	17,389	49,239
13	Forbearance agreements	817	785	828	1,762	1,853	1,564	3,469	2,430	6,886
14	Pre-foreclosure sales	831	1,252	1,911	2,375	3,093	4,821	6,628	3,994	14,542

15	Total foreclosure alternatives(5)	18,281	17,415	21,465	30,546	40,028	29,397	26,838	57,161	96,263

	Non-performing assets(3)(6) (at period end):

16	Non-performing mortgage loans	$20,485	$25,234	$32,628	$45,087	$60,795	$73,951	$87,991	$32,628	$87,991
17	REO assets, net	2,214	2,580	3,224	3,255	2,948	3,416	4,234	3,224	4,234

18	Total non-performing assets	$22,699	$27,814	$35,852	$48,342	$63,743	$77,367	$92,225	$35,852	$92,225

	REO Operations Income (Expense):

19	Single-family	$(208)	$(265)	$(333)	$(291)	$(306)	$(1)	$98	$(806)	$(209)
20	Multifamily	—	—	—	—	—	(8)	(2)	—	(10)

21	Total	$(208)	$(265)	$(333)	$(291)	$(306)	$(9)	$96	$(806)	$(219)

	Loan Loss Reserves:(7)

22	Beginning balance	$2,822	$3,872	$5,813	$10,220	$15,618	$22,678	$25,197	$2,822	$15,618
23	Provision for credit losses(8)	1,240	2,537	5,702	6,953	8,791	5,199	7,577	9,479	21,567
24	Charge-offs — single-family, net	(163)	(451)	(856)	(815)	(972)	(1,840)	(2,155)	(1,470)	(4,967)
25	Charge-offs — multifamily, net	—	—	(5)	(3)	(2)	(2)	(15)	(5)	(19)
26	Transfers, net	(27)	(145)	(434)	(737)	(757)	(838)	(1,026)	(606)	(2,621)

27	Ending balance	$3,872	$5,813	$10,220	$15,618	$22,678	$25,197	$29,578	$10,220	$29,578

	Total Credit Losses:(9)

28	Total credit losses	$528	$810	$1,275	$1,154	$1,320	$1,916	$2,156	$2,613	$5,392
29	Annualized credit losses / average total mortgage portfolio(10)	11.6 bp	17.3 bp	26.8 bp	24.1 bp	27.7 bp	39.8 bp	44.3 bp	18.7 bp	37.3 bp

(1)	Based on the total mortgage portfolio, excluding Freddie Mac Structured Transactions, non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure while multifamily delinquencies are based on net carrying value of mortgages 90 days or more delinquent or in foreclosure. Delinquencies exclude mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms.
(3)	Based on loans held by us on our consolidated balance sheet as well as those underlying our PCs, Structured Securities and other mortgage guarantees. Foreclosure alternative information excludes Structured Transactions and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(4)	For more information on our foreclosure alternatives and loss mitigation activities see “Item 7. — CREDIT RISKS — Loss Mitigation Activities” in our Form 10-K filed March 11, 2009.
(5)	Excludes 88,668 loans at September 30, 2009, that were in the trial period based on information provided by our servicers to the MHA Program administrator. See “Item 2. — CREDIT RISKS — Loss Mitigation Activities,” in our Form 10-Q filed November 6, 2009.
(6)	For more information on our non-performing assets see “Item 7. — CREDIT RISKS — Non-Performing Assets” in our Form 10-K filed March 11, 2009.
(7)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Line 8) and reserve for guarantee losses on Participation Certificates (consolidated balance sheets — Line 24).
(8)	Provision for credit losses includes our provision for losses incurred on our mortgage loans held for investment, which are a component of our mortgage-related investments portfolio, and our provision for guarantee losses incurred on mortgage loans underlying our issued PCs, Structured Securities and other mortgage-related financial guarantees.
(9)	Equal to REO operations income (expense) (Line 21) plus Charge-offs, net (Lines 24 and 25) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $187 million and $332 million for the nine months ended September 30, 2009 and 2008, respectively. Excludes other market-based credit losses recognized on our consolidated statements of operations, including losses on loans purchased, losses on certain credit guarantees, securities administrator loss on investment activity and other-than-temporary impairments on our mortgage-related investments portfolio.
(10)	Calculated based on the average balance of mortgage loans in our mortgage-related investments portfolio and mortgage loans underling our PCs and Structured Securities, excluding that portion of Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
SINGLE-FAMILY NON-CREDIT-ENHANCED DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1)
TABLE 7
(unaudited)

		3Q 2008		4Q 2008		1Q 2009		2Q 2009		3Q 2009
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
Line:		(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)

	Northeast(2)

1	Total number of loans	2,341		2,332		2,320		2,289		2,326

2	Delinquent three or more payments	8	0.35%	12	0.53%	16	0.69%	19	0.83%	25	1.06%
3	Foreclosures approved and in-process	8	0.34%	10	0.43%	14	0.60%	18	0.80%	22	0.94%

4	Total delinquent loans	16	0.69%	22	0.96%	30	1.29%	37	1.63%	47	2.00%

	Southeast(2)

5	Total number of loans	1,955		1,950		1,939		1,940		1,956

6	Delinquent three or more payments	10	0.50%	16	0.82%	20	1.03%	22	1.16%	28	1.42%
7	Foreclosures approved and in-process	16	0.81%	21	1.04%	28	1.46%	36	1.84%	42	2.14%

8	Total delinquent loans	26	1.31%	37	1.86%	48	2.49%	58	3.00%	70	3.56%

	North Central(2)

9	Total number of loans	2,305		2,289		2,270		2,268		2,281

10	Delinquent three or more payments	8	0.32%	11	0.49%	14	0.59%	17	0.74%	21	0.94%
11	Foreclosures approved and in-process	9	0.40%	11	0.49%	16	0.71%	18	0.81%	22	0.95%

12	Total delinquent loans	17	0.72%	22	0.98%	30	1.30%	35	1.55%	43	1.89%

	Southwest(2)

13	Total number of loans	1,364		1,361		1,351		1,349		1,363

14	Delinquent three or more payments	3	0.24%	5	0.40%	6	0.44%	7	0.51%	8	0.63%
15	Foreclosures approved and in-process	3	0.22%	4	0.28%	5	0.38%	6	0.45%	7	0.50%

16	Total delinquent loans	6	0.46%	9	0.68%	11	0.82%	13	0.96%	15	1.13%

	West(2)

17	Total number of loans	2,212		2,218		2,218		2,232		2,265

18	Delinquent three or more payments	11	0.50%	19	0.86%	26	1.16%	33	1.47%	43	1.92%
19	Foreclosures approved and in-process	13	0.58%	18	0.81%	29	1.34%	39	1.72%	44	1.93%

20	Total delinquent loans	24	1.08%	37	1.67%	55	2.50%	72	3.19%	87	3.85%

	Total

21	Total number of loans	10,177		10,150		10,098		10,078		10,191

22	Delinquent three or more payments	40	0.39%	64	0.64%	82	0.80%	98	0.97%	126	1.24%
23	Foreclosures approved and in-process	49	0.48%	64	0.62%	92	0.93%	117	1.16%	136	1.33%

24	Total delinquent loans	89	0.87%	128	1.26%	174	1.73%	215	2.13%	262	2.57%

25	90-day or more delinquency to REO, transition rate(4)		25.4%		25.5%		24.8%		24.7%		20.0%

(1)	Includes single-family non-credit-enhanced mortgage loans in our mortgage-related investments portfolio and those underlying our guaranteed PCs and Structured Securities issued, but excluding Structured Transactions and that portion of Structured Securities backed by Ginnie Mae Certificates.
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts.
(4)	Calculated based on all loans that have been reported as 90 days or more delinquent or in foreclosure in the same quarter of the preceding year that have transitioned to REO. The rate excludes other dispositions that can result in a loss, such as short-sales and deed-in-lieu transactions.

FREDDIE MAC
REAL ESTATE OWNED (REO) ACTIVITY
TABLE 8
(unaudited)

									Nine Months Ended September 30,
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	2008	2009

	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	1,474	2,119	2,429	2,793	2,753	2,636	3,180	1,474	2,753
2	Properties Acquired	1,267	1,310	1,485	1,063	1,123	1,827	2,103	4,062	5,053
3	Properties Disposed	(622)	(1,000)	(1,121)	(1,103)	(1,240)	(1,283)	(1,451)	(2,743)	(3,974)

4	Ending Property Inventory	2,119	2,429	2,793	2,753	2,636	3,180	3,832	2,793	3,832

	Southeast
5	Beginning Balance	2,686	3,259	3,924	4,851	5,172	5,689	6,496	2,686	5,172
6	Properties Acquired	1,983	2,614	3,231	2,897	3,555	4,441	5,332	7,828	13,328
7	Properties Disposed	(1,410)	(1,949)	(2,304)	(2,576)	(3,038)	(3,634)	(4,168)	(5,663)	(10,840)

8	Ending Property Inventory	3,259	3,924	4,851	5,172	5,689	6,496	7,660	4,851	7,660

	North Central
9	Beginning Balance	6,121	7,113	7,763	9,050	9,251	8,527	10,901	6,121	9,251
10	Properties Acquired	3,137	3,445	3,995	3,101	2,754	6,143	5,743	10,577	14,640
11	Properties Disposed	(2,145)	(2,795)	(2,708)	(2,900)	(3,478)	(3,769)	(3,729)	(7,648)	(10,976)

12	Ending Property Inventory	7,113	7,763	9,050	9,251	8,527	10,901	12,915	9,050	12,915

	Southwest
13	Beginning Balance	2,230	2,545	2,651	2,924	2,761	2,875	3,329	2,230	2,761
14	Properties Acquired	1,370	1,465	1,616	1,235	1,659	2,094	2,540	4,451	6,293
15	Properties Disposed	(1,055)	(1,359)	(1,343)	(1,398)	(1,545)	(1,640)	(1,806)	(3,757)	(4,991)

16	Ending Property Inventory	2,545	2,651	2,924	2,761	2,875	3,329	4,063	2,924	4,063

	West
17	Beginning Balance	1,883	3,383	5,262	8,474	9,409	9,424	10,800	1,883	9,409
18	Properties Acquired	2,182	3,576	5,556	4,003	4,898	7,493	8,657	11,314	21,048
19	Properties Disposed	(682)	(1,697)	(2,344)	(3,068)	(4,883)	(6,117)	(6,787)	(4,723)	(17,787)

20	Ending Property Inventory	3,383	5,262	8,474	9,409	9,424	10,800	12,670	8,474	12,670

	Total
21	Beginning Balance	14,394	18,419	22,029	28,092	29,346	29,151	34,706	14,394	29,346
22	Properties Acquired	9,939	12,410	15,883	12,299	13,989	21,998	24,375	38,232	60,362
23	Properties Disposed	(5,914)	(8,800)	(9,820)	(11,045)	(14,184)	(16,443)	(17,941)	(24,534)	(48,568)

24	Ending Property Inventory	18,419	22,029	28,092	29,346	29,151	34,706	41,140	28,092	41,140

	REO Balance, net (dollars in millions)

	Single-family property, by region(1):
25	Northeast	$358	$381	$402	$374	$337	$400	$495	$402	$495
26	Southeast	330	373	451	460	459	521	668	451	668
27	North Central	619	636	715	720	634	796	980	715	980
28	Southwest	253	253	266	255	261	307	392	266	392
29	West	654	937	1,365	1,399	1,217	1,357	1,654	1,365	1,654

30	Total single-family property	2,214	2,580	3,199	3,208	2,908	3,381	4,189	3,199	4,189
31	Total multifamily property	—	—	24	47	40	35	45	24	45

32	Total REO Balance, net	$2,214	$2,580	$3,223	$3,255	$2,948	$3,416	$4,234	$3,223	$4,234

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).